UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2005

Nara Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3701 Wilshire Boulevard, Suite 220, Los Angeles, CA		90010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (213) 639-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sale of Equity (Common Stock) Securities.

[A press release reporting the completion of the previously reported sale of common stock by Nara Bancorp is attached as Exhibit 99.1]  The shares were sold without registration with the Securities and Exchange Commission under the Securities Act of 1933 in reliance on the exemptions provided by Section 4(2) of that Act and Securities and Exchange Commission Rule 506 of Regulation D thereunder. The facts relied upon to conclude that such exemptions were available include the fact that no general solicitation was made in connection with the sale, the position of the purchaser as Chairman of the Board of Nara Bancorp and his general business and investment experience and financial position.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Description

99.1	Press Release dated September 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nara Bancorp, Inc.
Date: September 16, 2005
/s/ ALVIN D. KANG
Alvin D. Kang
Chief Financial Officer